Exhibit 10.1


                                 AMENDMENT NO. 2
                                 ---------------

     AMENDMENT No. 2 (this "Amendment"), dated as of May 21, 2007, to that certain CREDIT AGREEMENT (as amended, the "Credit Agreement;" capitalized terms used herein without definition herein having the meanings assigned thereto therein), dated as of July 25, 2005, among ARBY'S RESTAURANT GROUP, INC., a Delaware corporation ("Borrower"), ARBY'S RESTAURANT HOLDINGS, LLC, a Delaware limited liability company ("Co-Borrower" and, together with Borrower, "Borrowers"), TRIARC RESTAURANT HOLDINGS, LLC, a Delaware limited liability company, the Lenders, the Issuers, CITICORP NORTH AMERICA, INC., as administrative agent for the Lenders and the Issuers (in such capacity, the "Administrative Agent") and as collateral agent for the Secured Parties (in such capacity, the "Collateral Agent"), BANK OF AMERICA, N.A. and CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as co-syndication agents for the Lenders and the Issuers, and Wachovia Bank, National Association, SunTrust Bank and GE CAPITAL FRANCHISE FINANCE CORPORATION, as co-documentation agents for the Lenders and the Issuers.

                              W I T N E S S E T H :
                              - - - - - - - - - -

          WHEREAS, the Borrower desires to make certain amendments to the Credit Agreement, subject to the terms and conditions below;

          WHEREAS, pursuant to Section 11.1 of the Credit Agreement the Lenders desire to enter into this Amendment;

          NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION One - Amendment. Subject to the satisfaction of the conditions set forth in Section Two hereof:

          (a) Section 5.1 of the Credit Agreement is amended in its entirety to read as follows:

          Borrower agrees with the Administrative Agent and each Revolving Credit Lender, Term Loan Lender, Swing Loan Lender and Issuer that it shall have, on the last day of each Fiscal Quarter set forth below, a Leverage Ratio of not more than the maximum ratio set forth below opposite such Fiscal Quarter:

Fiscal Quarter Ending Closest To                  Maximum Leverage Ratio
September 30, 2005...........................     4.75 to 1
January 1, 2006 .............................     4.75 to 1

March 31, 2006...............................     4.75 to 1
June 30, 2006................................     4.75 to 1
September 30, 2006...........................     4.50 to 1
December 31, 2006............................     4.50 to 1

March 31, 2007...............................     4.50 to 1
June 30, 2007................................     4.50 to 1
September 30, 2007...........................     4.50 to 1
December 30, 2007............................     4.50 to 1

March 31, 2008...............................     4.50 to 1
June 30, 2008................................     4.50 to 1
September 30, 2008...........................     4.50 to 1
December 28, 2008............................     4.50 to 1

March 31, 2009...............................     4.50 to 1
June 30, 2009................................     4.50 to 1
September 30, 2009...........................     4.25 to 1
January 3, 2010..............................     4.25 to 1

March 31, 2010...............................     3.25 to 1
June 30, 2010................................     3.25 to 1
September 30, 2010...........................     3.25 to 1
January 2, 2011..............................     3.25 to 1

March 31, 2011...............................     3.25 to 1
June 30, 2011................................     3.25 to 1
September 30, 2011...........................     3.25 to 1
January 1, 2012..............................     3.25 to 1

March 31, 2012...............................     3.25 to 1
June 30, 2012................................     3.25 to 1


          (b) Section 5.2 of the Credit Agreement is amended in its entirety to read as follows:

          Borrower agrees with the Administrative Agent and each Revolving Credit Lender, Term Loan Lender, Swing Loan Lender and Issuer that it shall have, on the last day of each Fiscal Quarter set forth below, a Lease Adjusted Leverage Ratio of not more than the maximum ratio set forth below opposite such Fiscal Quarter:

                                                  Maximum Lease Adjusted
Fiscal Quarter Ending Closest To                  Leverage Ratio
September 30, 2005...........................     5.75 to 1
January 1, 2006..............................     5.75 to 1

March 31, 2006...............................     5.75 to 1
June 30, 2006................................     5.75 to 1
September 30, 2006...........................     5.50 to 1
December 31, 2006............................     5.50 to 1

March 31, 2007...............................     5.75 to 1
June 30, 2007................................     5.75 to 1
September 30, 2007...........................     5.75 to 1
December 30, 2007............................     5.75 to 1

March 31, 2008...............................     5.75 to 1
June 30, 2008................................     5.75 to 1
September 30, 2008...........................     5.50 to 1
December 28, 2008............................     5.50 to 1

March 31, 2009...............................     5.50 to 1
June 30, 2009................................     5.50 to 1
September 30, 2009...........................     5.25 to 1
January 3, 2010..............................     5.25 to 1

March 31, 2010...............................     4.75 to 1
June 30, 2010................................     4.75 to 1
September 30, 2010...........................     4.75 to 1
January 2, 2011..............................     4.75 to 1

March 31, 2011...............................     4.75 to 1
June 30, 2011................................     4.75 to 1
September 30, 2011...........................     4.75 to 1
January 1, 2012..............................     4.75 to 1

March 31, 2012...............................     4.75 to 1
June 30, 2012................................     4.75 to 1



          (c) Section 5.3 of the Credit Agreement is amended in its entirety to read as follows:

          Borrower agrees with the Administrative Agent and each Revolving Credit Lender, Term Loan Lender, Swing Loan Lender and Issuer that (i) for the period from January 1, 2007 to December 28, 2008, it shall have an Interest Coverage Ratio, as determined as of the last day of each Fiscal Quarter in such period, for the four Fiscal Quarters ending on such day, of at least 2.75 to 1; and (ii) for the period before January 1, 2007 and after December 28, 2008, it shall have an Interest Coverage Ratio, as determined as of the last day of each Fiscal Quarter in such period, for the four Fiscal Quarters ending on such day, of at least 3.00 to 1.

          (d) The table in Section 5.4(a) of the Credit Agreement is amended in its entirety to read as follows:


Period                                                                Maximum Capital Expenditures
January 1, 2005 through January 1, 2006...........................    $55,000,000

January 2, 2006 through December 31, 2006.........................    $40,000,000

January 1, 2007 through December 30, 2007.........................    $45,000,000

December 31, 2007 through December 28, 2008.......................    $45,000,000

December 29, 2008 through January 3, 2010.........................    $45,000,000

January 4, 2010 through January 2, 2011...........................    $40,000,000

January 3, 2011 through January 1, 2012...........................    $40,000,000

January 2, 2012 through the Term Loan Maturity Date...............    $40,000,000



          (e) Section 8.5(c) of the Credit Agreement is amended to delete "and" from the end thereof, Section 8.5(d) of the Credit Agreement is amended to replace the period at the end thereof with "; and" and a new Section 8.5(e) is added as follows:

               (e) payments by Co-Borrower or its Subsidiaries to the direct or indirect parent of Co-Borrower permitted by Section 8.9(f).

          (f) Section 8.9(f) of the Credit Agreement is amended in its entirety to read as follows:

               (f) payments by Co-Borrower or its Subsidiaries to the direct or indirect parent of Co-Borrower in an amount equal to federal, state or local income or franchise taxes relating to any time period after July 25, 2005 (including any interest, penalties or expenses related thereto) attributable to the Co-Borrower or its Subsidiaries but not payable directly by the Co-Borrower or its Subsidiaries (regardless of whether or not such amounts are payable as taxes by the direct or indirect parent of Co-Borrower) either because (a) the Co-Borrower or its Subsidiaries are members of a consolidated, combined or similar income or franchise tax group of which a direct or indirect parent of Co-Borrower is the common parent or (b) the Co-Borrower is a disregarded entity for applicable income or franchise tax purposes, in an amount not to exceed the taxes that would have been payable by the Co-Borrower or its Subsidiaries on a stand-alone basis or as a stand-alone group consisting of Co-Borrower and/or its Subsidiaries (as the case may be), in each case as determined in the Co-Borrower's reasonable discretion, provided that the Co-Borrower or its Subsidiaries, at the sole discretion of Co-Borrower, may enter into any tax sharing agreement consistent with the provisions of this Section 8.9(f) with any Person with which Co-Borrower or its Subsidiaries are required or permitted to file a consolidated, combined or similar tax return or with which Co-Borrower or its Subsidiaries are part of a consolidated, combined or similar group for income or franchise tax purposes;

          SECTION TWO - Conditions to Effectiveness. This Amendment shall become effective when, and only when, the Administrative Agent shall have received (i) counterparts of this Amendment executed by the Borrowers and consents to this Amendment executed by the Requisite Lenders and (ii) by wire transfer of immediately available funds, for the ratable account of each Lender signatory hereto, a fee equal to 0.15% of the aggregate principal amount of Term Loans plus the aggregate amount of Revolving Credit Commitments of the Lenders signatory hereto. The effectiveness of this Amendment (other than Sections Five, Six and Seven hereof) is conditioned upon the accuracy of the representations and warranties set forth in Section Three hereof. This Amendment, when effective shall be deemed effective as of May 21, 2007.

          SECTION THREE - Representations and Warranties; Covenants. In order to induce the Lenders to enter into this Amendment, the Borrowers represent and warrant to each of the Lenders and the Agents that after giving effect to this Amendment, (x) no Default or Event of Default has occurred and is continuing under the Credit Agreement; and (y) the representations and warranties made by the Borrowers in the Credit Agreement are true and correct in all material respects (except that any representation or warranty that is qualified as to "materiality" or "Material Adverse Effect" is true and correct in all respects) on and as of the date hereof with the same force and effect as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

          SECTION FOUR - Reference to and Effect on the Credit Agreement. On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment. The Credit Agreement as specifically amended by this Amendment is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or any Agent under the Credit Agreement, nor constitute an amendment or waiver of any provision of the Credit Agreement.

          SECTION FIVE - Costs, Expenses and Taxes. The Borrowers agree to pay all reasonable costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment (including, without limitation, the reasonable fees and expenses of Cahill Gordon & Reindel LLP), if any, in accordance with the terms of Section 11.3 of the Credit Agreement.

          SECTION SIX - Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION SEVEN - Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                   ARBY'S RESTAURANT GROUP, INC.,
                                   as Borrower

                                   By:    /s/DANIEL T. COLLINS
                                        -------------------------
                                   Name:  Daniel T. Collins
                                   Title: Senior Vice President

                                   By:    /s/STEPHEN E. HARE
                                       --------------------------
                                   Name:  Stephen E. Hare
                                   Title: Chief Financial Officer

                                   ARBY'S RESTAURANT HOLDINGS, LLC,
                                   as Co-Borrower

                                   By:    /s/DANIEL T. COLLINS
                                       --------------------------
                                   Name:  Daniel T. Collins
                                   Title: Senior Vice President

                                   By:    /s/STEPHEN E. HARE
                                       --------------------------
                                   Name:  Stephen E. Hare
                                   Title: Chief Financial Officer

                                   CITICORP NORTH AMERICA, INC.,
                                   as Administrative Agent

                                   By:    /s/BLAKE GRONICH
                                      ---------------------------
                                   Name:  Blake Gronich
                                   Title: Vice President